innovation1biotech

Innovative BioPharma with a Focus on Schedule 1 Drugs

Corporate Presentation
November 14, 2022

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements. All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs.

These forward-looking statements are subject to a number of risks, uncertainties, and assumptions. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make.

In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward- looking statements.

For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission, including the discussion under "Risk Factors" in our latest Annual Report on Form 10-K.

Innovation1 Biotech Inc. (IVBT) undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

This presentation does not constitute an offer to sell any securities by, or the solicitation of an offer to buy any securities of, Innovation1 Biotech Inc.

WHO WE ARE

Innovation1 Biotech Inc. believes it will be among the first companies to harness the raw power of botanical therapeutics by transforming them into fully synthetic drugs that are safely, reliably, and consistently delivered.

There are two fundamental limitations in exploiting botanical Schedule 1 molecules:

1. Large and unpredictable pharmacokinetic excursions, both high and low, that make the drug potentially dangerous or ineffective; and
2. Insolubility in water that curtails bioavailability across mucosal membranes

To overcome these limitations, we have engaged with Salzman Group, a US-Israeli pharmaceutical firm that has pioneered the design and development of novel small molecules in the fields of cancer, heart disease, lung injury, intermediary metabolism, and ophthalmology, with three exits totaling $1.4 billion, federal R&D grants and contracts totaling $160M and capital raises of $152M. Salzman Group is currently regarded a world leader in the design and optimization of rare cannabinoids.

Salzman Group has invented novel, proprietary, water-soluble, and fully synthetic prodrugs of the most promising botanical molecules existing today.

Its prodrugs overcome the above fundamental limitations intrinsic to botanical molecules and enable for the first time the exploitation of the vast intrinsic therapeutic power of botanical Schedule 1 molecules.

Innovation1 Biotech has acquired five proprietary preclinical prodrugs, all fully synthetic without connection to botanical sourcing: a psychedelic molecule for treatment of post-traumatic stress disorder and depression, a novel cannabinoid and tree bark derived psychedelic for treatment of addiction, and three additional novel cannabinoid prodrugs addressing clinical indications of refractory pediatric epilepsy, hypertrophic scarring after burn wound injury, and ocular inflammation.

Innovation1 Biotech's drug portfolio uniquely positions us to capitalize on the growing global demand for pharmaceutical Schedule 1 drugs.

WHAT DIFFERENTIATES US

Innovation1 Biotech pioneers next generation pharmaceutical synthetic analogs of Schedule 1 botanicals with an approach that is designed to realize many advantages.

THERAPEUTIC RATIO: Increased potency of analogues vs. botanical archetypes
- Greater therapeutic benefit
- Less risk of off-target toxicity (because dose can be less)

PHARMACOKINETICS: Sustained controlled release of prodrugs vs. burst delivery of botanical isolates
- Continuous stable drug exposure (that increases probability of threshold tissue response)
- Avoidance of toxic peak levels (that induce side-effects, such as hallucinations, paranoia, sedation, cardiac arrhythmias)

DRUG DELIVERY: Aqueous solubility of prodrugs vs. insolubility of botanical isolates
- Allows parenteral administration: 100% bioavailability vs. inconsistent oral uptake (critical for agents with infrequent use and long-term effects)
- Permits ophthalmic topical administration (eye drops) with better bioavailability vs. ointment (results in better uptake into eye)

MANUFACTURING: Synthetic GMP production of prodrugs vs. botanical extraction of natural isolates
- Metric-ton level scalability, reliability, consistency, and economic cost of goods (critical for global pharma products)

INTELLECTUAL PROPERTY: Novel composition of matter and method of use vs. unpatentability of natural botanical isolates
- Patent protection > 21 years for composition of matter and method of use
- Freedom to operate
- Superior pharmaceutical properties vs. archetypal botanicals

REGULATORY: Synthetic analogues falling outside of controlled substance registration vs. Schedule 1 botanical isolates
- Easier to establish registration approvals, import/export restrictions, shipping, and storage

PATENTS

TITLE	PAYLOAD	ACTIVITY	BIOLOGICAL TARGET	INDICATION	STATUS
Psilocin prodrugs and uses thereof	Psilocin	Agonist	HT1A, HTA2	Post-Traumatic Stress Disorder	Provisional Patent Filed
Tetrahydrocannabivarin (THCV) prodrugs and uses thereof	Delta 9 THCV	Agonist (CB2R)/ Antagonist (CB1R)	CB1R, CB2R	Addiction	Provisional Patent Filed
Cannabidiphorol (CBDP) prodrugs and uses thereof	CBDP Analogue	Agonist & Desensitizer	TRPV1, TRPV2, GPR55	Epilepsy	Provisional Patent Filed
HU-308 prodrugs and uses thereof	HU-308	Agonist	CB2R	Burn Wound	Provisional Patent Filed
HU-308 prodrugs and uses thereof	HU-308	Agonist	CB2R	Uveitis	Provisional Patent Filed

PORTFOLIO PIPELINE

PROGRAM	DRUG #1	MECHANISM OF ACTION #1	DRUG #2	MECHANISM OF ACTION #2	INDICATION	ROUTE
1	Psilocin Prodrug	5HT2A Agonist			Post-Traumatic Stress Disorder	IV/SQ
2	18-MAC	a3ß4 Nicotinic Acetylcholine Antagonist	d9THCV Prodrug	CB1R Antagonist	Addiction	Oral
3	CBDP Prodrug	TRPV1/TRPA1 Channel Desensitizer			Epilepsy	Sublingual; Rectal
4	HU-308 Prodrug	CB2R Activation			Burn Wound	Topical
5	HU-308 Prodrug	CB2R Activation			Uveitis	Eye Drops

PHARMACEUTICAL PROGRAMS

PSILOCIN PRODRUG FOR TREATMENT OF PTSD AND DEPRESSION

Phase 2 clinical data by COMPASS validates the breakthrough concept of using the oral "magic mushroom" drug psilocybin prodrug to deliver the active payload psilocin in treatment-resistant depression.*

Mechanism of action: Hydroxytryptamine agonist that resets limbic system with induction of neuronal plasticity, "rewiring" of emotional neural networks

Psilocybin prodrug may work modestly well, but it has limitations to successful commercialization.

- High incidence of side-effects (hallucinations) from too rapid release of payload
- Limits size of dose (25 mg), restricts overall drug exposure
- Low dose → reduces response rate (24%) and duration of efficacy (12 weeks)

Our Technology: A novel sustained-release **water-soluble** and fully synthetic psilocin prodrug that overcomes these limitations

- **Convenient:** Monthly dosing (home/clinic)
- **Safe:** Low peak drug levels in brain → decreases hallucinatory side-effects and allows for higher dosing levels
- **More effective:** Higher doses can be given safely
- **Reliable and consistent:** IV/SQ dosing eliminates oral dosing variability



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*COMPASS Pathways (NASDAQ: CMPS). 2021, November 9. *COMPASS Pathways announces positive topline results from groundbreaking phase IIb trial of investigational COMP360 psilocybin therapy for treatment-resistant depression* [Press release].

TREATMENT OF ADDICTION BY SUPPRESSION OF NEURONAL CRAVING IMPULSE

Combination product to suppress α3β4 nicotinic acetylcholine receptor, a validated addiction target in the limbic system in the brain

- 18-MethylAminoCoronaridine (18-MAC) is a congener of ibogaine, free of cardiac and hallucinatory side-effects
- Delta 8 Tetrahydrocannabivarin (THCV) prodrug is a mild water-soluble CBR1 antagonist, without side-effects of Rimonabant

Mechanism of action: Each agent resets limbic system with induction of neuronal plasticity, "rewiring" of craving neural networks

- Independently blocks withdrawal symptoms of opiates, alcohol, and nicotine
- Inhibits activation of the alpha3-beta4 nicotinic acetylcholine receptor by **2 synergistic pathways**

Preclinical data demonstrates relief of addiction.*

Our Technology: A novel **water-soluble** and fully synthetic prodrug of THCV

- **Safe**: Low peak drug levels in brain → decreases psychotropic side-effects and allows for higher dosing levels
- **More effective**: Higher doses can be given safely
- **Reliable and consistent**: Oral dosing with improved bioavailability



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* Xi, Z. X., Muldoon, P., Wang, X. F., Bi, G. H., Damaj, M. I., Lichtman, A. H., Pertwee, R. G., & Gardner, E. L. (2019). Δ8-Tetrahydrocannabivarin has potent anti-nicotine effects in several rodent models of nicotine dependence. British journal of pharmacology, 176(24), 4773–4784.

TREATMENT OF REFRACTORY EPILEPSY WITH WATER-SOLUBLE CANNABIDOPHORAL (CBDP)

CBD is FDA approved (Epidiolex), an Orphan Drug for refractory childhood epilepsy (Dravet's syndrome)

GW Pharma purchase by Jazz Pharmaceuticals ($7.2B) based primarily on Epidiolex

Mechanism of action: TRPV1 and TRPA1 desensitization

Preclinical and clinical data demonstrate prevention of seizures*

Limitation: Very low oral bioavailability → variability in brain concentrations, toxicity at higher dosing levels

CBDP is seen to be a better fit than CBD in human TRPV1 channel, due to greater chain length (7 vs. 5 carbons)

Our Technology: A **water-soluble** and fully synthetic cannabidophoral prodrug for treatment of epilepsy, IND-ready for first-in-human clinical study in 15 months

- **Increased potency** vs. CBD
- **Increased bioavailability** vs. CBD, **decreased variability** in CNS drug exposure
- **Route:** Sublingual (adults, children), rectal (infant)



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*U.S. Food and Drug Association. 2018, June 25. *FDA Approves First Drug Comprised of an Active Ingredient Derived from Marijuana to Treat Rare, Severe Forms of Epilepsy* [Press release].

BURN WOUND REPAIR WITH A WATER-SOLUBLE CB2 RECEPTOR AGONIST PRODRUG

Preclinical data validates the concept of using HU-308, an ultra-selective agonist of Cannabinoid Receptor Type 2 (CB2R).*

Mechanism of action:

- CB2R agonism triggers angiogenesis and granulation, activates epithelial stem cells and suppresses M1 polarization in activated macrophages.

HU-308 is insoluble, with poor bioavailability and thus limited skin uptake.

Burn wound clinical indications:

- Regeneration of donor site in burn patients
- Inhibition of conversion of second degree burn to third degree free burn
- Prevention of rejection of donor graft to excised burn wound
- Acceleration of skin graft engraftment for excised third degree burn wound

Our Technology: A **topical** therapy for burn wound repair, IND-ready for first-in-human clinical study in 15 months

- **Reliable and consistent:** Prodrug dosing increases skin bioavailability, in order to assure penetration to the wound bed
- **Convenient:** Readily administered as a cream to wounds


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*L. Hanuš, A. Breuer, S. Tchilibon, +6, S. Shiloah, D. Goldenberg, M. Horowitz, R. G. Pertwee, R. A. Ross, R. Mechoulam, and E. Fride. 1999, December 7. HU-308: A specific agonist for CB2, a peripheral cannabinoid receptor.

TREATMENT OF UVEITIS WITH A WATER-SOLUBLE CB2 RECEPTOR AGONIST PRODRUG

Preclinical data validates the concept of using a Cannabinoid Type 2 Receptor (CB2R) ligand (HU-308) to suppress ocular inflammation.*

Mechanism of action: Selectivity inhibits multiple anti-inflammatory pathways in parallel (NF-kappaB, MAPK, cytokines, chemokines)

- Reduces pro-inflammatory cytokines (TNF-α, IL-1β, IL-6) and chemokines (CCL5 and CXCL2)
- Reduces nuclear pro-inflammatory transcription factors (NF-kappaB, AP-1)
- Blocks leukocyte-endothelium adhesion
- Topical therapy with steroids failed in this model system

Classic CB2R ligands (e.g., HU-308), however, are insoluble and unsuitable as eye drops.

Our Technology: A **topical** therapy for uveitis, IND-ready for first-in-human clinical study in 15 months

- **Reliable and consistent:** Prodrug dosing increases intraocular bioavailability and decreases variability
- **Convenient:** Easily administered as an eye drop
- **More effective:** High concentrations can be administered in topical eye drops



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*Toguri, J. T., Lehmann, C., Laprairie, R. B., Szczesniak, A. M., Zhou, J., Denovan-Wright, E. M., & Kelly, M. E. (2013). Anti-inflammatory effects of cannabinoid CB2 receptor activation in endotoxin-induced uveitis. British journal of pharmacology, 171(6), 1448–1461.

SWOT ANALYSIS

STRENGTHS

- Deep portfolio of novel, cutting edge technologies (all of which meet major unmet medical needs)
- Subject populations represent large, well-reimbursed indications
- Validated therapeutic agents and molecular targets
- Successful drug development operation in place
- Decade of experience in complex cannabinoid synthesis
- Low risk of toxicology failure
- Synthetic versus natural approach, thus not beholden to botanical sourcing (safety, scalability, reproducibility)
- Broad and deep patents / strong IP
- Successful track record in strategy, invention, development, and exits of in-house discovery work

OPPORTUNITIES

- Establish first-in-class position
- Redefine standard of care

WEAKNESSES

- Preclinical stage
- Clinical validation pending

THREATS

- Direct competition (from other prodrugs)
- Indirect competition
- Psilocybin (COMPASS) – just completed Phase 2a clinical trial
- Unanticipated toxicity



Jeffrey Kraws, Chief Executive Officer

Jeffrey is the Chief Executive Officer of Innovation1 Biotech, also serving on the Company's Board of Directors. Jeffrey's significant strategic, operational, and financial expertise with pharmaceutical companies and in the healthcare industry has spanned over three decades, including senior executive roles and tenures at some of the most recognized public and private investment firms in the industry.

Mr. Kraws has extensive equity research and financial sector experience. He has ranked among the Top Ten Analysts for pharmaceutical stock performance for nearly 20 years and is considered one of Wall Street's most widely followed, award-winning healthcare analysts. Among other awards, he received a "5-Star Rating" in 2001 by Zacks and was ranked the number one analyst among all pharmaceutical analysts for stock performance in 2001 by Starmine.com. He has held senior level research roles at firms including Ryan Beck & Co., First Union Securities, Nationsbanc Montgomery Securities, BT Alex Brown & Sons, and Buckingham Research. He served as senior U.S. pharmaceutical analyst for the Swedish-Swiss conglomerate Asea Brown Boveri and as managing director and president of the Brokerage/Investment Banking operation of ABB Aros Securities, Inc. Since 2003, he has served as CEO and co-founder of Crystal Research Associates and CRA Advisors, and since February 2012, he has served as partner and co-founder of TopHat Capital, LLC. Mr. Kraws is also a partner at Australian-based private equity fund Grannus Securities Pty Ltd.

In addition to his career on Wall Street, Mr. Kraws has also held multiple senior management, board-level and advisory positions amongst varied healthcare companies and practices. He currently serves as the Chairman of Avivagen Inc. (TSX:VIV). He also serves as a member of the Board of Directors of Synthetic Biologics, Inc. since 2006 and was appointed independent, non-executive Chairman of the Board in 2012. His previous industry roles include Co-President of Ra Medical Systems Inc. (NYSE: RMED) from 2016-2021 and a director for Saleen from 2013-2020. Earlier, Mr. Kraws was responsible for competitive analysis in the treasury group at Bristol-Myers-Squibb Company.

Mr. Kraws holds an M.B.A. from Cornell University and a B.S. from State University of New York – Buffalo.

FINANCIAL OPERATIONS



Neil Reithinger

Neil is an experienced CFO and CPA who brings over 25 years of experience to Innovation1 Biotech. He is also President and Managing Director of Eventus Advisory Group, LLC, a firm that provides finance and accounting expertise and capital advisory services to small and medium-sized companies. Prior to forming Eventus in December 2009, Neil served in a broad range of industries including life sciences, consumer products, energy services, and manufacturing. Neil's expertise in accounting and drive for efficiency has led him to successfully create initiatives that streamline finance and accounting processes and corporate governance, establish and maintain SEC compliance programs, develop capital markets strategies, restructure and optimize operations, and spearhead due diligence for financings and acquisitions.

HIGHLIGHTS



- Harnessing the raw power of botanical therapeutics by transforming them into fully synthetic drugs
- Opportunity to create safer, more effective derivatives for treatment of neurologic, psychiatric, and dermatologic disorders
- Novel approach, less risky, and more exciting than traditional drug development
- De-risked clinical programs and strong regulatory strategy
- Building on the advantages of cannabis and psychedelic research and investing renaissance, while avoiding key headwinds
- Strong IP strategy spans platform technology and lead programs
- Management team with distinguished track record in the healthcare and pharmaceutical industries

innovation1biotech

FOR ADDITIONAL INFORMATION:

Jeffrey Kraws

+1.646.380.1923
jkraws@innovation1bio.com
www.innovation1bio.com

40 Wall Street I Suite 2701 I New York, NY 10005